Exhibit 10.1

AMENDMENT TO FUTURESACCESSSM ADVISORY AGREEMENT

This amendment is made as of August 14, 2014 (the “Amendment”) among ML WINTON FUTURESACCESSSM LLC, a Delaware limited liability company, ML WINTON FUTURESACCESSSM LTD., a Cayman Islands exempted company (the “Onshore Fund” and the “Offshore Fund,” respectively, and collectively, the “Fund”), MERRILL LYNCH ALTERNATIVE INVESTMENTS LLC, a Delaware limited liability company (the “Manager”) and WINTON CAPITAL MANAGEMENT LIMITED (the “Trading Advisor”).  Capitalized terms not otherwise defined herein have those meanings set forth in the Agreement.

WHEREAS, the Fund, the Manager and the Trading Advisor entered into an Advisory Agreement dated as of May 26, 2004, as amended prior to the effective date set forth above (the “Agreement”); and

NOW THEREFORE, the parties hereto agree to amend the Agreement as follows, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

1.	The following shall be included as Section 29:

“AIFMD:

(a)
The Fund and the Manager each represent and warrant to the Trading Advisor that each of the Onshore Fund and the Offshore Fund is (i) a non-EU AIF, established respectively in Delaware and the Cayman Islands; (ii) not marketed (as defined in the AIFMD) in any member state of the European Economic Area; and (iii) is managed by the Manager pursuant to the terms of this Agreement and as disclosed in the Disclosure Document.

(b)
The Fund and the Manager each represent and agree that the Trading Advisor serves as the trading advisor to the Fund pursuant to the terms of this Agreement and as disclosed in the Disclosure Document.

(c)
The Fund and the Manager each agree to provide the Trading Advisor with 120 days’ written notice in advance of the Fund being marketed (as defined in the AIFMD) in any member state of the European Economic Area.

(d)
The Manager, the Fund and the Trading Advisor each agree that in the event the Fund were required under AIFMD to appoint an AIFM each shall negotiate in good faith to address in a timely manner the acts, things and deeds to be completed by the applicable parties to procure that the Trading Advisor does not become the AIFM in relation to the Fund (including effecting such amendments to this Agreement as may be necessary).

(e)	For the purposes of this Section 29:

“AIF” means an Alternative Investment Fund as defined in the AIFMD;

“AIFM” means an Alternative Investment Fund Manager as defined by the AIFMD;

“AIFMD” means Directive 2011/61/EU on alternative investment fund managers and any subordinate legislation enacted thereunder (as each may be amended, extended or re-enacted from time to time) as implemented in any relevant member state of the European Economic Area and other related rules or guidance that are relevant.”

2.	Except as specifically amended herein, the Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

3.	The governing law, counterparties, method of execution, rules of interpretation, notice and other procedural provisions set forth in the Agreement shall be equally applicable to this Amendment.

4.
All parties represent and warrant each with respect to itself only that, they have taken all action required to be taken in order to authorize and effect this Amendment.  This Amendment constitutes a legal, valid and binding and enforceable obligation of the respective parties.

5.
Upon the effectiveness of this Amendment, the parties hereby reaffirm all representations and warranties made in the Agreement as amended hereby, and certify that all such representations and warranties are true and correct in all respects on and as of the date hereof.

6.
This Amendment may be executed in one or more counterparts, each of which shall, however, together constitute one and the same document.  Facsimile signature pages shall have the same binding force and effect as original copies.

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IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned on the day and year first written above.

ML WINTON FUTURESACCESSSM LLC

By:	Merrill Lynch Alternative Investments LLC,
Manager

By:	/s/ Ninon Marapachi
	Name:	Ninon Marapachi
	Title:	VP of MLAI

ML WINTON FUTURESACCESSSM LTD.

By:	/s/ Ninon Marapachi
	Name:	Ninon Marapachi
	Title:	Director

MERRILL LYNCH ALTERNATIVE INVESTMENTS LLC

By:	/s/ Ninon Marapachi
	Name:	Ninon Marapachi
	Title:	VP of MLAI

WINTON CAPITAL MANAGEMENT LIMITED

By:	/s/ Rajeev Patel
	Name:	Rajeev Patel
	Title:	Director